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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 2006 (MARCH 3, 2006)

                        WINDROSE MEDICAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

               Maryland                  001-31375            35-216691
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     (State or other jurisdiction       (Commission         (IRS Employer
           of incorporation)            File Number)     Identification No.)

                         3502 Woodview Trace, Suite 210
                           Indianapolis, Indiana 46268
              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (317) 860-8180

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

         This Current Report on Form 8-K and the exhibits attached hereto are being furnished by Windrose Medical Properties Trust (the "Company") pursuant to
Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the three and twelve months ended December 31, 2005.

         On March 3, 2006, the Company issued a press release announcing its financial position, results of operations and cash flows for the three and twelve months ended December 31, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K.

              99.1     Press Release dated March 3, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WINDROSE MEDICAL PROPERTIES TRUST
                                      (Registrant)


Date:  March 3, 2006                  By: /s/ Frederick L. Farrar
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                                          Frederick L. Farrar
                                          President, Chief Operating Officer and
                                          Treasurer

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                        WINDROSE MEDICAL PROPERTIES TRUST
                                INDEX TO EXHIBITS

NO.    DESCRIPTION
----   ----------------------------------
99.1   Press Release dated March 3, 2006.

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